UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14A-12
BANK7 CORP.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  BANK7 CORP.  1039 N.W. 63RD STREET OKLAHOMA CITY, OK 73116  BANK7 CORP.  2025 Annual Meeting  Vote by May 14, 2025  11:59 PM ET  You invested in BANK7 CORP. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on May 15, 2025.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote in Person at the Meeting*  May 15, 2025  11:30 AM  Bank7 Corporate Offices 1039 NW 63rd St  Oklahoma City, Oklahoma 73116  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V63546-P27476

 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V63547-P27476  1. Election of Directors  For  1a. William M. Buergler  1b. Teresa “Tracy” L. Dick  For  1c. Edward P. Gray  For  1d. William B. “Brad” Haines  For  1e. John T. Phillips  For  1f. J. Michael Sanner  For  1g. Thomas L. Travis  For  1h. Gary D. Whitcomb  For  2. Ratify the appointment of RSM US LLP as the independent registered public accounting firm for 2025.  For  3. Advisory vote on named executive officer compensation.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.